                                                                   EXHIBIT 10.86

                             STOCK PLEDGE AGREEMENT

        This STOCK PLEDGE AGREEMENT (hereinafter "Agreement") is made and entered into as of March 29, 2002, by and between Sally M. Pollet, an individual ("Pledgor"), and STAAR Surgical Company, a Delaware corporation ("Pledgee"), with reference to the following facts:

                                    RECITALS

        WHEREAS, Pledgor has executed in favor of Pledgee a promissory note (the "Note"), a copy of which is attached hereto as Exhibit "1" and is incorporated herein by this reference, for the sum of two million one hundred eighty-nine thousand seven hundred ninety-five dollars ($2,189,795.00); and

        WHEREAS, Pledgor desires to pledge to Pledgee the interest of Pledgor in certain common stock, which is included on Exhibit "2", attached hereto and incorporated herein by this reference, pursuant to the terms of this Agreement, for the purpose of securing payment of the Note;

        THEREFORE, in consideration of mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement (hereinafter collectively "parties" and individually "party") agree as follows:

                                    AGREEMENT

        1.      PLEDGE OF STOCK AND PROCEEDS.

                (a) Original Pledge. As collateral security for the payment and/or performance of all of Pledgor's presently existing or hereinafter arising obligations and liabilities to Pledgee under the Note, Pledgor hereby pledges, grants and assigns to Pledgee a continuing first-priority security interest in the following:

                        (i) four hundred thousand (400,000) shares of the common stock of STAAR Surgical Company and all certificates evidencing such shares (the "Stock"); and

                        (ii) the proceeds of the Stock including, without limitation, any and all dividends, cash, instruments and other property from time-to-time received, receivable, or otherwise distributed in respect of or in exchange for any of the Stock ("Proceeds"). The Stock and the Proceeds shall hereinafter be collectively referred to as the "Collateral."

                (b) Delivery of Stock Power to Pledgee. Pledgor shall deliver to Pledgee, concurrently with the execution of this Agreement, the original certificates evidencing such Stock along with an Assignment of Corporate Shares in the form of Exhibit "3" attached hereto and incorporated herein by this reference ("Stock Assignment"), signed by Pledgor, in blank, such Stock Assignment to be used by Pledgee in accordance with the terms of this Agreement.

                (c) Pledgee's Acceptance of Collateral and Appointment as Pledgor's Attorney-In-Fact. Pledgee hereby agrees to accept the Collateral and agrees to hold and dispose of the Collateral in accordance with and subject only to the terms of this Agreement. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact to arrange for the transfer of the Collateral and to do and perform all actions that are necessary or appropriate in order to effect the terms of this Agreement.

                (d) Release of Collateral. Pledgee shall release the Collateral from this Agreement and return the Collateral to Pledgor upon satisfaction in full of Pledgor's obligations under the Note.

        2.      MATTERS PERTAINING TO THE COLLATERAL.

                (a) Voting and Consensual Rights. Pledgor shall retain the right to vote the Stock and to exercise any other rights pertaining to the Stock, provided, however, so long as Pledgor is in "Default" as defined in Paragraph 3 of this Agreement, Pledgee may vote the Stock and exercise any rights pertaining to the Stock. Pledgor may sell the Stock, or any portion thereof, free and clear of STAAR's first-priority security interest therein, so long as Pledgor contemporaneously pays to Pledgee an amount equal to or greater than five dollars and fifty cents ($5.50) per share of the Stock so sold. Pledgee shall apply such payments against all amounts due under the Note.

                (b) Rights to Dividends and Distributions. Pledgee, rather than Pledgor, shall be entitled to collect and receive all of the following types of proceeds, which shall be added to and shall become a part of the
Collateral:

                        (i) all proceeds paid or payable, and all instruments and other property distributed in respect of, or in exchange for, the Stock;

                        (ii) all proceeds paid or payable with respect to the Stock in connection with a partial or total liquidation or dissolution of the issuing corporation or in connection with a reduction of capital, capital surplus or paid-in surplus of the issuing corporation; and

                        (iii) all proceeds distributed in redemption of, or in exchange for, the Stock. To the extent the foregoing proceeds exceed the amount of Pledgor's obligations and liabilities under the Note and/or this Agreement, Pledgor shall be entitled to receive these excess proceeds.

                (c) Stock Adjustments. In the event that, during the term of this Agreement, any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the issuing corporation, all new, substituted and additional shares or other securities issued with respect to the Stock by reason of any such change shall be delivered to and held by Pledgee under the terms of this Agreement in the same manner as the Stock.

        3.      DEFAULT AND REMEDY ON DEFAULT.

                At the option of Pledgee, upon the happening of any of the following events of default ("Default"):

                (a) Default Under Note. If an event of default, as set forth in paragraph 8 of the Note, occurs and is not cured as specifically provided therein; or

                (b) Default Under This Agreement. If Pledgor defaults in the due performance or observance of any representation or obligation under this Agreement;

Pledgee shall have all of the rights and remedies set forth in this Stock Pledge Agreement and paragraph 9 of the Note, in addition to the rights and remedies of a secured party under Division 9 of the California Uniform Commercial Code. Upon default, the right of Pledgor to vote the Stock and to exercise any other rights pertaining to the Stock shall cease.

        4.      PLEDGOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

                Pledgor represents, warrants and covenants to Pledgee as follows:

                (a) Upon delivery to Pledgee as contemplated hereby, and upon approval by the United States Bankruptcy Court for the Central District of California in case no. ND01-13364RR, the Collateral will be free of any security interests, liens, pledges or encumbrances created by Pledgor or her predecessors-in-interest (except for the security interest created hereby), or any claims of third parties of any nature whatsoever, charges, escrows, options, rights of first refusal, or other agreements, restrictions, arrangements, commitments or obligations, written or oral, created by Pledgor or her predecessors-in-interest, affecting the legal or beneficial ownership of the Collateral.

                (b) From and after the date hereof, Pledgor shall not make any agreements restricting in any manner the transferability of the Collateral or otherwise affecting the Collateral;

                (c) Pledgor shall, at Pledgor's expense, take any steps necessary to preserve Pledgee's rights in the Collateral against any claims of third parties;

                (d) Pledgor has arrangements for keeping informed of changes or potential changes affecting the Collateral (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgee shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto; and

                (e) Pledgor's full and correct legal name is Sally M. Pollet. Pledgor's principal residence is located at 10934 Alto Court, Oak View, California. Pledgor shall notify Pledgee within five (5) days of changing either Pledgor's full and correct legal name or Pledgor's principal residence.

        5.      MISCELLANEOUS.

                (a) It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail himself or itself of same. This Agreement was prepared by each party in conjunction with counseling from such party's respective attorney or the opportunity to obtain such counseling. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting of this Agreement, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of it. Each party shall pay all costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement and in performing and complying with all representations, warranties, covenants, agreements and conditions contained in this Agreement to be performed or complied with by such party, including legal fees.

                (b) Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may be reasonably necessary to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense. Pledgor shall reimburse Pledgee for any costs and expenses incurred by Pledgee in connection with any breach or default of Pledgor under this Agreement, including collection efforts, whether or not suit is commenced or judgment is entered. Further, should any party institute or should the parties otherwise become a party to any action or proceeding to enforce or interpret this Agreement, the prevailing party in any such action or proceeding shall be entitled to receive from the non-prevailing party all costs and expenses of prosecuting or defending the action or proceeding. Pledgor's liability, if any, under this paragraph, shall constitute a recourse liability. This Agreement and the rights of each party under this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California, excluding any law relating to the conflict of laws.

                (c) Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification, supplement or discharge is sought. By execution hereof, the parties specifically disavow any desire or intention to create a "third party" beneficiary contract, and specifically declare that no person or entity, save and except for the parties and their permitted successors, and assigns, shall have any rights hereunder nor any right of enforcement hereof. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable, then the remaining part of this Agreement shall nevertheless not be affected thereby and shall continue in full force and effect to the fullest extent provided by law. This Agreement is to be read, construed and applied together with the Note and that certain Settlement Agreement And General Release of even date, which, taken together, set forth the complete understanding and agreement of the parties with respect to the matters referred to herein and therein.

                (d) Pledgor may not delegate its duties under this Agreement, in whole or in part, without the prior written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Notwithstanding the preceding sentence, no such delegation shall release Pledgor from any liability or obligation under this Agreement without the written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Subject to the foregoing, all of the representations, warranties, covenants, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of each party and such party's respective heirs, executors, administrators, legal representatives, successors and/or assigns.

                (e) The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. As used in this Agreement, each gender shall be deemed to include each other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

                (f) All notices, demands, requests, consents, approvals or other communications ("Notices") given hereunder shall be as provided in the Note.

                (g) If a Default is not cured within the prescribed time period, whether or not any of the Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, Pledgee may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the following, Pledgee may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. If Collateral is sold at private sale, Pledgor agrees that if such Collateral is sold for a price which Pledgee in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall not be deemed to be commercially unreasonable by reason of price, (b) Pledgor shall not be entitled to a credit against the
Note in any amount in excess of the purchase price, and (c) Pledgee shall not incur any liability or responsibility to Pledgor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Pledgor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Pledgee of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

                          (continued on following page)

        WHEREFORE, the parties hereto have executed this Agreement as of the date first set forth above.

                                                  PLEDGOR:

                                                  ------------------------------
                                                  Sally M. Pollet
                                                  10934 Alto Court
                                                  Oak View, California  93022

                                                  PLEDGEE:

                                                  STAAR SURGICAL COMPANY
                                                  1911 Walker Avenue
                                                  Monrovia, California  91016

                                                  By: --------------------------
                                                           John Bily, CFO

        WHEREFORE, the parties hereto have executed this Agreement as of the date first set forth above.

                                                  PLEDGOR:

                                                  /s/Sally M. Pollet
                                                  ------------------
                                                  Sally M. Pollet
                                                  10934 Alto Court
                                                  Oak View, California  93022

                                                  PLEDGEE:

                                                  STAAR SURGICAL COMPANY
                                                  1911 Walker Avenue
                                                  Monrovia, California  91016

                                                  By:  /s/ John Bily
                                                       -------------
                                                           John Bily, CFO